Exhibit 10.1

Bidding Data Promotion Rebate Agreement

Contract No.: [*]

Party A: Beijing Haoxi Digital Technology Co., Ltd.

Contact: Xu Lei

Tel.: [*]

E-mail: [*]

Address: [*]

Party B:

Jinan Yanling Biotechnology Co., Ltd.

Jinan Western Biotechnology Co., Ltd.

Jinan Modern Health Service Co., Ltd.

Jinan Xieda Biotechnology Co., Ltd.

Jinan Chang’an Health Technology Co., Ltd.

Jinan Wuzhou Health Technology Co., Ltd.

Jinan Fuda Health Technology Co., Ltd.

Jinan Modern Scar Medical Technology Center]

Contact: Zhan Weizong

Tel.: [*]

E-mail: [*]

Address: [*]

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Whereas Party B/Party B’s affiliates and Party A/Party A’s affiliates are carrying out and/or intend to cooperate on the 2024 Ocean Engine, Ocean Engine Shopping Ads, Ocean Benditui Data Promotion and Ocean Xingtu Service and have signed and/or plan to sign cooperation agreements, the Agreement is concluded by the Parties through friendly negotiation in accordance with the current applicable laws, regulations and rules of the People’s Republic of China on the return of goods involved in the aforementioned cooperation between the Parties for Jinan Fuda Health Technology Co., Ltd., Jinan Yanling Biotechnology Co., Ltd., Jinan Wuzhou Health Technology Co., Ltd., Jinan Xieda Biotechnology Co., Ltd., Jinan Modern Health Service Co., Ltd., Jinan Chang’an Health Technology Co., Ltd., Jinan Western Biotechnology Co., Ltd., and Jinan Modern Scar Medical Technology Center (hereinafter referred to as: Party B’s Customers).

Article I Definitions

1. New customers: refer to the customers with no cash consumption (including associated customers) on the flow network platforms (excluding Dongchedi and Xingfuli APPs) operated by Party A’s affiliates in 2023. Cash consumption only refers to the costs of data promotion, Ocean Xingtu Service and releasing DOU + products after completion of DOU + account authentication and upgrade (hereinafter referred to as “DOU+ Account Upgrade”) paid directly by customers (including associated customers) who consume and/or through entrusted agents/service providers to Party A and its affiliates, excluding preferential rights and interests such as grants, coupons and returns, the same below.

2. Regular customers: refer to the customers with cash consumption (including associated customers) on the flow network platforms (excluding Dongchedi and Xingfuli apps) operated by Party A’s affiliates in 2023.

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3. Associated customers: refer to the customers who have an associated relationship and have been registered in the group of associated customers on the platform or system designated by Party A. The definition and scope of associated relationship is detailed in the Attachment. Related customers will be dynamically updated during the period of the Agreement, and the details will be subject to Party A’s determination and notification.

4.  Listed customers: refer to Class II and special promotion authority customers in special industries among Class D platform customers and Class E special cooperative customers in the Attachment, as well as other types of listed customers that Party A may update subsequently. Whether Party B’s Customers are listed customers shall be subject to Party A’s notification.

5. Brand bidding products: refer to the seeding-based products that maximize the acquisition of new A3 crowds and shallow conversion of live streaming into advertising targets through bidding, including but not limited to seeding - bidding (crowd seeding), and live streaming heating.

6. Ocean Xingtu Service: refers to the tasks of Ocean Xingtu Selected and Non-selected Product KOLs, Xingzhitou and Xingguangliantou products published on the Ocean Xingtu Platform, excluding those of Xingtu Jihe Service.

7. Specific flow network platforms: only refer to Toutiao, Ixigua, Douyin Shorts, Fanqie Nnovel, and CSJ flow network platforms.

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8. Party B’s Customer Accounts: including Party B’s Customers’ Ocean accounts, Qianchuan accounts, Benditui accounts and Ocean Xingtu accounts. If the target amount of Party B agreed in the Agreement is less than the Target Amount in 2024, Party B’s Customer Accounts only refer to those registered and opened by Party B on Ocean Engine Advertisement Platform, Ocean Engine Shopping Ads Platform, Ocean Benditui Platform and Ocean Xingtu Platform for Party B’s customer data promotion and Ocean Xingtu Service. If Party B’s target amount is equal to the Target Amount in 2024, Party B’s Customer Accounts also include the accounts directly registered and opened by Party B’s customers on Ocean Engine Advertisement Platform, Ocean Engine Shopping Ads Platform, Ocean Benditui Platform and Ocean Xingtu Platform, as well as those registered and opened by other agents entrusted by Party B’s customers (excluding Party B) on Ocean Engine Advertisement Platform, Ocean Engine Shopping Ads Platform, Ocean Benditui Platform and Ocean Xingtu Platform for Party B’s customer data promotion and Ocean Xingtu Service.

9. Agents/Service Providers: refers to Ocean Engine agents, Ocean Benditui agents, Ocean Xingtu agents and Ocean Engine Shopping Ads service providers that cooperate with Party A and/or its affiliates. The names and authorized agency/service scope of the Agents/Service Providers are available on the Ocean Engine Platform (https://agent.oceanengine.com/).

10. Target Amount in 2024: the sum of the non-bidding data promotion costs for Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the bidding data promotion costs for specific flow network platforms Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the costs of Ocean Xingtu Service, and the costs of releasing DOU + products after completion of DOU+ Account Upgrade, Party B’s Customers expect directly and through entrusted agents/service providers (including Party B) to cumulatively contract and actually implement and paid in full to Party A/Party A’s affiliates in accordance with the Contract in 2024. (Ocean Engine data promotion costs refer to the costs incurred in advertising on the Ocean Engine Advertisement Platform, the same below)

11. Actual Advertising Amount in 2024: the sum of the non-bidding data promotion costs for Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the bidding data promotion costs for specific flow network platforms Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the costs of Ocean Xingtu Service, and the costs of releasing DOU + products after completion of DOU+ Account Upgrade, Party B’s Customers have directly and through entrusted agents/service providers cumulatively contracted and actually implemented and paid in full to Party A/Party A’s affiliates in accordance with the Contract in 2024.

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12. Actual Advertising Amount in 2023: the sum of the non-bidding data promotion costs for Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the bidding data promotion costs for specific flow network platforms Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the costs of Ocean Xingtu Service, and the costs of releasing DOU + products after completion of DOU+ Account Upgrade, Party B’s Customers have directly and through entrusted agents/service providers in 2023 cumulatively contracted and actually implemented and paid in full to Party A/Party A’s affiliates in accordance with the Contract in 2023. (Notes: If Party B’s Customers enjoy the non-bidding framework distribution policy of Party A and/or its affiliates in 2024, the Actual Advertising Amount in 2023 only includes the cost of bidding data promotion on specific traffic network platforms Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the cost of bidding advertising in Xingguangliantou products, and the cost of releasing DOU+ products after completion of DOU+ Account Upgrade.)

13. Party B’s Target Amount: If Party B’s Target Amount agreed in the Agreement is less than the that in 2024, Party B’s Target Amount refers to the sum of the non-bidding data promotion costs accumulated for Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the bidding data promotion costs for specific flow network platforms Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the costs of Ocean Xingtu Service, and the costs of releasing DOU + products after completion of DOU+ Account Upgrade that Party B expects to cumulatively contract and actually implement for Party B’s Customers under the cooperation agreement and paid in full to Party A/Party A’s affiliates in accordance with the Contract in 2024. If Party B’s Target Amount is equal to the Target Amount in 2024, Party B’s Target Amount shall be defined the same as the Target Amount in 2024.

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14. Party B’s Actual Advertising Amount: If Party B’s Target Amount agreed in the Agreement is less than the that in 2024, Party B’s Actual Advertising Amount refers to the sum of the non-bidding data promotion costs accumulated for Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the bidding data promotion costs for specific flow network platforms Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, the costs of Ocean Xingtu Service, plus the costs of releasing DOU + products after completion of DOU+ Account Upgrade that Party B has cumulatively contracted and actually implemented for Party B’s Customers under the cooperation agreement and paid in full to Party A/Party A’s affiliates in accordance with the Contract in 2024. If Party B’s Target Amount is equal to the Target Amount in 2024, Party B’s Actual Advertising Amount shall be defined the same as the Actual Advertising Amount in 2024.

15. The Actual Bidding Advertising Amount of Party B’s Customers: If Party B’s Target Amount agreed in the Agreement is less than the Target Amount in 2024, the Actual Bidding Advertising Amount of Party B’s Customers refers to the sum of the bidding data promotion costs for specific flow network platforms Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, and the bidding advertising costs in Ocean Xingtu Xingguangliantou products that Party B has cumulatively contracted and actually implemented for Party B’s Customers during the implementation of the policies agreed in the Agreement, and has directly paid in full to Party A/Party A’s affiliates in accordance with the Contract.

If Party B’s Target Amount agreed in the Agreement is equal to the Target Amount in 2024, the Actual Bidding Advertising Amount of Party B’s Customers also includes the sum of the bidding data promotion costs for specific flow network platforms Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui, and the bidding advertising costs in Ocean Xingtu Xingguangliantou products that Party B’s Customers have directly and through other entrusted agents/service providers cumulatively contracted and actually implemented for Party B’s Customers during the implementation of the policies agreed in the Agreement, and has directly paid in full to Party A/Party A’s affiliates in accordance with the Contract.

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16. If Party B’s Target Amount agreed in the Agreement is less than the Target Amount in 2024, Party B’s Completion Rate = Party B’s Actual Advertising Amount / Party B’s Target Amount * 100%. If Party B’s Target Amount agreed in the Agreement is equal to the Target Amount in 2024, Party B’s Completion Rate = Completion Rate.

17. Completion Rate = Actual Advertising Amount in 2024 / Target Amount in 2024 * 100%.

18. Non-bidding data promotion costs for Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui: refer to the sum of the non-bidding data promotion costs of applicable platforms for Ocean Engine, Ocean Engine Shopping Ads and Ocean Benditui that Party B’s Customers directly and through entrusted agents/service providers have contracted and actually implemented during a certain period of time and paid in full to Party A/Party A’s affiliates in accordance with the Contract (excluding data promotion of investment projects containing platform resources such as Dongchedi and Xingfuli) These applicable platforms refer to Douyin, Toutiao, Ixigua, Faceu Jimeng, Ulike Camera, Pipix, Zhuxiaobang, CSJ, Tuchong, Capcut, Xianshiguang, Fanqie Novel, Douyin for PC, Xingtu, and Qishui Music; and do not include Xingfuli, Dongchedi APP, Dongchedi M terminal, Dongchedi applets, Toutiao Dongchedi channel, and Ixigua Dongchedi channel. If there is any subsequent change in the scope of applicable platforms, it shall be subject to the further notice from Party A or the platforms.

19. Platform rules: refer to all normative documents that have been published or may be published in the future on data promotion platforms (Ocean Engine Advertisement Platform, Ocean Engine Shopping Ads Platform, and Ocean Benditui Platform), Ocean Xingtu Platform, Ocean Engine Ark Platform, Doudian Platform, Douyin Life Service Platform, Ocean Baiying Platform, Dealmaking Platform, flow network platforms or relevant platforms added later, including but not limited to the agreements, rules, specifications, notices, policies and announcements that Party B and Party B’s Customers shall abide by when they use the services/functions under the cooperation agreement and related platform services/functions.

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Article II Applicable Period, Scope and Target Amount of Return Policy

1. Policy implementation period: The return policy agreed in the Agreement shall be implemented from January 1, 2024 to December 31, 2024.

2. Applicable Platform and Scope

(1) Only the bidding data promotion of specific flow network platforms carried out by Party B’s customers on Ocean Engine Advertisement Platform, Ocean Engine Shopping Ads Platform (OESA) and Ocean Engine Local Promotion Platform, as well as the bidding advertising in Xingguangliantou products on Ocean Engine Xingtu Platform can enjoy the return policy agreed herein.

(2) During 2024, the service fee of Ocean Engine Xingtu (except for bidding advertising fees in Xingguangliantou products), DOU+ product fee, the cost of releasing DOU+ products after completion of account upgrade and brand bidding product fee paid by Party B directly and through Party A/Party A’s affiliates shall not be included in the actual bidding amount of Party B’s customers agreed herein. No return policy will be applicable.

(3) Party B acknowledges and confirms that: If Party B’s customers enjoy the non-bidding framework distribution policy of Party A and/or its affiliates in 2024, the non-bidding data promotion fee, brand bidding product fee and Ocean Engine Xingtu service fee (except for bidding advertising fees in Xingguangliantou products) included in the distribution policy amount in 2024 shall not be included in the target amount in 2024, actual investment amount in 2024, target amount of Party B and actual investment amount of Party B.

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(4) “Party B’s customers” hereunder only refer to that Party B’s customers directly sign contracts with Ocean Engine /Ocean Engine Local Promotion/Ocean Engine Xingtu Agent and OESA Service Provider, and they will provide services directly to Party B’s customers. If the agent/service provider entrusted by Party B’s customers fails to meet the aforesaid conditions, the data promotion and Ocean Engine Xingtu services carried out by the agent/service provider entrusted by Party B’s customers shall not be included in any amount agreed herein and no return policy will be applicable. If Party B and its customers have enjoyed the return policy, Party A has the right to deduct the return amount already enjoyed from Party B’s deposit, Party B’s customer return balance or cash balance, and it the balance are insufficient or cannot be used for deduction, Party B shall pay the extra return difference to Party A by bank transfer or other means within the time specified by Party A.

3. Party B confirms that the target amount under the Agreement in 2024 shall not be less than RMB fifty million only (in figures: ¥50,000,000.00), and the target amount of Party B shall not be less than RMB fifty million only (in figures: ¥5,000,0000.00).

Article III Contents and Implementation Rules of Return Policy

Party B confirms that: Party B’s customers carry out directly and/or through entrusted agents/service providers (including Party B) data promotion and cooperation with Ocean Xingtu Service. When the return policy agreed by Party A and the Agreement is met, Party B’s customers can enjoy corresponding return, also referred to as “Party B’s customer return”, “return enjoyed by Party B’s customers” or similar expressions. In case of any dispute or controversy between Party B and Party B’s customers over the accounting, top-up, consumption, deduction, transfer and deposit deduction, etc. of return amount, it has nothing to do with Party A and shall be settled by Party B and Party B’s customers themselves.

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1. Return Policy

(1)  According to the different industries, advertising models and business models (see Annex for specific meanings and scope) of bidding data promotion carried out by Party B’s customers and bidding advertising of Xingguangliantou product cooperation, while meeting the premise and threshold requirements agreed in the Agreement for enjoying the return policy, the actual bidding amount of Party B’s customers can enjoy different return policies on different platforms as follows:

Industry Type	Ocean Engine Local Promotion Return Ratio	Ocean Engine Advertisement, OESA and Xingguangliantou Bidding Advertising
		Business Model	Return Ratio
Class A	1.60%+2.00%	-	1.60%
Class B1	2.70%+2.00%	Agency promotion model	0%
		KOL/assortment model	1.00%
		Brand promotion/distribution model	2.70%
Class B2	2.90%+2.00%	Agency promotion model	0%
		KOL/assortment model	1.00%
		Brand promotion/distribution model	2.90%
Class C1	3.60%+2.00%	-	3.60%
Class C2	3.80%+2.00%	-	3.80%
Class D	0%	-	0%
Class E1	1.00%	Agency promotion model	0%
		KOL/assortment model	1.00%
		Brand promotion/distribution model	1.00%
Class E2	1.00%	-	1.00%

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(2) Description of special settlement rules for Class E

1) Customers of Class I special industries: If the bidding data promotion belongs to medical devices, drugs, health products-domestic, other medical devices, veterinary drugs, health products-cross-border, beauty and body-building medical devices in the medical and health industry, the bidding data promotion shall be settled according to the return ratio corresponding to E1 industries and business models; if the bidding data promotion belongs to other industries in Class I special industries outside the above-mentioned industries, pre-return settlement shall be carried out according to the corresponding return ratio of E2 industries.

2) Customers of Class II special industries: If the bidding data promotion conducted by customers of Class II special industries belongs to the industry type of daily chemical industry-Chinese American milk and bodybuilding of daily chemical special cosmetics, the bidding data promotion shall be settled for pre-return according to the return ratio corresponding to E1 industry and business model; if the bidding data promotion carried out by customers of Class II special industries belongs to other industry types in Class II special industries outside the above-mentioned industries, pre-return settlement shall be made according to the corresponding return ratio of E2 industries.

3) Customers with special promotion authority: If the industry type of bidding data promotion carried out by customers with special promotion authority is B1 and B2, the pre-return for bidding data promotion shall be settled according to the return ratio corresponding to E1 industry and business model; if the industry type of bidding data promotion carried out by customers with special promotion authority is Class A, C1 and C2, the pre-return for bidding data promotion shall be settled according to the corresponding return ratio in E2 industries.

(3) Description of special settlement rules for advertising model and business model

1)  If the advertising model of bidding data promotion is traffic attracting e-commerce, the return ratio shall be based on the return ratio corresponding to the industry and business model in which the bidding data promotion belongs according to the return ratio of Class A industries, and the lowest value of both shall be taken as the settlement standard. For example, the advertising model of a bidding data promotion is traffic attracting e-commerce. If the return ratio of Class A industry is 1.2%, its bidding promotion belongs to Class B1 industry and the business model is brand promotion/distribution model, and if the corresponding return ratio is 2.4%, the applicable return ratio is 1.2%; if its bidding promotion belongs to Class B1 industry and the business model is agent promotion, the applicable return ratio is 0.

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2) If the business model of bidding data promotion is KOL model, but the promoted short video content reuses Ocean Engine Xingtu’s KOL video, the bidding data promotion shall be subject to the industry in which the bidding promotion belongs and the corresponding return ratio under the promotion model (if the advertising model of bidding data promotion is traffic attracting e-commerce, the above special policy rules for traffic attracting e-commerce shall also apply).

(4) Description of Settlement Rules for Listed Customer Changes

During the performance of the Agreement, if Party B’s customer is notified by Party A to change into a listed customer, the return policy that can be enjoyed by the actual bidding amount of Party B’s customer shall be settled according to the corresponding return ratio of listed customers from the quarter in which Party A’s notice is given. During the performance of the Agreement, if Party B’s customer is notified by Party A to change into a non-listed customer, the return policy that can be enjoyed by the actual bidding amount of Party B’s customer shall be settled according to the corresponding return ratio of non-listed customers from the next quarter of the quarter in which Party A’s notice is given. No retroactive settlement will be made for the return policy before the quarter in which the notification is made.

2. Return Settlement

(1) Pre-return settlement

1) Based on the actual bidding amount of Party B’s customers, Party A shall calculate the return amount that Party B’s customers can enjoy under the Agreement according to the corresponding return ratio of the industry, advertising model and business model of bidding data promotion by Party B’s customers. After each quarter during the policy implementation period agreed in the Agreement, Party A shall calculate the actual bidding amount and corresponding return ratio of Party B’s customers in the previous quarter. Party A shall pre-return the corresponding return amount to Party B’s customers, and the pre-return ratio shall be subject to that agreed in the Agreement.

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2) If Party B’s customers have multiple subjects and/or accounts, the pre-return amount shall be calculated according to the return ratio corresponding to the industry, advertising model and business model of the actual bidding amount of each customer of Party B.

Examples: If Party B’s customers under the Agreement include Customer 1 and Customer 2 of Party B, with Customer 1 of Party B as a listed customer and Customer 2 of Party B as a non-listed customer, the actual bidding amount of Customer 1 of Party B in the second quarter is RMB 40,000, and pre-return will be enjoyed according to the corresponding return ratio of 1.2% for listed customers; Customer 2 of Party B has registered a total of 4 accounts on Ocean Engine Advertisement Platform and OESA Platform, and can enjoy the return policy agreed in the Agreement. The actual bidding amount of Account A of Customer 2 of Party B is RMB 30,000 in the second quarter. The advertising industry and business model belong to Class B2 industry and KOL model, with the corresponding return ratio of 1%; the actual bidding amount of Account B is RMB 50,000, which belongs to Class A industry, and the corresponding return ratio is 1.5%; the actual bidding amount of Account C is RMB 80,000, and the advertising industry and business model belong to Class B1 industry and agency promotion model, with a corresponding return ratio of 0%; the actual bidding amount of account D is RMB 100,000. The advertising industry and business model belong to E1 industry and distribution model, and the corresponding return ratio is 1%; the pre-return amount that Party B’s customers can enjoy under the Agreement in the second quarter = RMB 40,000 * 1.2% + RMB 30,000 * 1% + RMB 50,000 * 1.5% + RMB 80,000 * 0% + RMB 100,000 * 1%.

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(2) Re-calculation of return amount

1) After the expiration of the policy implementation period of the Agreement, Party A and Party B shall re-calculate the actual return amount that Party B’s customers should enjoy. If the target amount in 2024 is completed after the expiration of the policy implementation period, the final actual return amount enjoyed by Party B’s customers shall be the aforesaid pre-return amount.

2) If the target amount in 2024 is not completed after the expiration of the implementation period of the Agreement, whether the return policy applies and the specific return ratio shall be subject to the following rules:

①  If the actual investment amount in 2024 is lower than that in 2023 or lower than the corresponding threshold amount (inclusive) of the main industry agreed in the following table, it shall be implemented according to Paragraph 2 (1) of Article 4;

②  If the actual investment amount in 2024 is not less than that in 2023 and not less than the threshold amount (inclusive) of the main industry agreed in the following table, Party B shall enjoy a return policy according to the return ratio corresponding to the actual investment amount in 2024. The specific return ratio shall be subject to the ratio notified by Party A to Party B’s customers.

Corresponding threshold amount of main industry
Type of Party B’s customer	Main industry	Threshold amount (RMB 10,000)
Regular customer	Clothing, food and beverages, household building materials, business services, culture, sports and entertainment	2000
	Other industry types except clothing and accessories, food and beverage, home furnishing and building materials, business services, culture, sports and entertainment	3000
New customer	All industry types	3000

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Main industry: It refers to the industry with the largest ratio of cash consumption in 2023 for all Party B’s customers and their affiliated customers (including Party B’s rejected and newly added return customers during the implementation period of the Agreement) enjoying return under the Agreement. The main industry will change due to changes in the subject enjoying the return policy hereunder, and the final identification shall be subject to Party A’s judgment.

Cash consumption in 2023 refers to the total amount of Ocean Engine, OESA and Ocean Engine Local Promotion data promotion expenses, Ocean Engine Xingtu service fees, DOU+ product fee, the cost of releasing DOU+ products after completion of DOU+ Account Upgrade that are directly signed by Party B’s customers and their affiliated customers and actually implemented through entrusted agents/service providers in 2023 and fully paid to Party A/Party A’s affiliates as agreed.

③  Under the condition that the actual investment amount in 2024 is not less than the actual investment amount in 2023 and not less than the corresponding threshold amount of the main industry agreed in the above table, if it is lower than the corresponding threshold amount [RMB 100 million] for Class D listed customers, the actual bidding amount of Party B’s listed customers will not enjoy any return; if it is lower than the corresponding threshold amount [RMB 50 million] for Class E listed customers, the actual bidding amount of Party B’s Class E listed customers and the actual bidding amount of Class I special industries conducted by Party B’s customers will not enjoy any return; the actual investment amount of other bidding shall enjoy the return policy according to the return ratio corresponding to the actual investment amount in 2024, and the specific return ratio shall be subject to the ratio notified by Party A to Party B’s customers.

3) When Party A and Party B re-calculate, the return of Party B’s customers in the fourth quarter of 2024 shall be first used to deduct the extra return difference enjoyed by Party B’s customers in the first three quarters. If the return enjoyed in the fourth quarter is insufficient to offset the extra return difference enjoyed in the first three quarters, Party A has the right to deduct the corresponding difference from Party B’s deposit balance (if there is still a cash balance after deduction of the deposit according to the Agreement) or all the return balance of Party B’s customers or Party B’s cash balance. If the above methods are insufficient or cannot be used for deduction, Party B shall pay the extra return difference to Party A by bank transfer or other means within the time specified by Party A.

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3. 630 Assessment Rules for Regular Customers

If the Agreement is signed before June 30, 2024 and Party B’s customers are regular customers, the following 630 assessment rules shall apply:

(1) If the actual investment amount in 2024 completed from January 1, 2024 to June 30, 2024 (inclusive) is lower than 30% (exclusive) but higher than 20% (inclusive), the return ratio will be reduced by 1% during the pre-return in the second, third and fourth natural quarters of 2024 (for example: The original agreed pre-return ratio is 2%, which will be changed from 2% to 1%; the original agreed pre-return ratio is 1%, which will be reduced from 1% to 0). If the target amount in 2024 is completed by the expiration of the policy implementation period of the Agreement, the final return amount can be re-calculated according to the pre-return ratio agreed in the Agreement; if the target amount in 2024 is not completed, the return amount shall be re-calculated and disposed of accordingly according to Paragraph 2 (2) of this Article.

(2) If the actual investment amount in 2024 achieved during the period from January 1, 2024 to June 30, 2024 (inclusive) is less than 20% of the target amount in 2024 (exclusive), Party A has the right to terminate the Agreement and deduct Party B’s deposit without refunding, and Party B’s customers shall not enjoy any return under the Agreement. For the return policy that Party B’s customers have enjoyed in the first quarter, Party A has the right to clear the return amount directly consumed by Party B’s customers and entrusted agents/service providers. For the difference between the return amount that Party A has topped up to Party B’s customers and the aforesaid return amount, Party A has the right to deduct it from Party B’s customer cash balance, and if the balance is insufficient or cannot be used for deduction, Party B shall pay to Party A by bank transfer or other means within the time specified by Party A.

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4. 930 Assessment Rules

If the actual investment amount in 2024 completed during the period from January 1, 2024 to September 30, 2024 (inclusive) is less than 60% of the target amount in 2024 (exclusive), Party A has the right to temporarily deduct the pre-return amount of Party B’s customers in the third quarter without payment and top-up. If the target amount in 2024 is completed by the expiration of the policy implementation period agreed herein, the final return amount may be re-calculated in accordance with the pre-return ratio agreed herein; if the target amount in 2024 is not completed, the return amount shall be recalculated and disposed of accordingly according to Paragraph 2 (2) of this Article.

5. Newly Added Return Customer

(1) If it is proposed to increase the number of customers enjoying the return policy hereunder, Party B’s customers shall submit an application to Party A before September 20, 2024. In case of exceeding the aforesaid time limit, the application for increasing the number of customers enjoying the return policy will no longer be supported. With the written confirmation and consent of Party A, from the quarter in which Party A confirms, the actual amount invested by Party B’s newly added returned customers can be included in the actual amount invested in 2024 and corresponding return policies can be enjoyed according to the Agreement. The actual investment amount of Party B’s newly added return customers before the quarter confirmed by Party A shall not be included in the actual investment amount in 2024 and no return policy agreed herein will be applicable. If Party B’s customers file an application through Ocean Engine Workbench, the latest results displayed on Ocean Engine Workbench shall prevail.

(2) Party A has the right to comprehensively judge and decide whether to agree with Party B’s application for newly added return customers based on factors such as whether the new customer is associated with Party B’s customers, whether it affects the main industry, threshold amount and target amount.

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(3) Party B promises that the newly added return customers of Party B agreed by Party A will enjoy the return policy in accordance with the Agreement and perform their obligations and assume responsibilities in strict accordance with the Agreement. Party B shall be jointly and severally liable to Party A for the newly added return customers of Party B enjoying the return policy and performing the Agreement.

6. Identification of Regular and New Customers and Application of Rules

Party B acknowledges and confirms that: If Party B’s customers are multiple subjects (including rejected and newly added return customers) or any one of the affiliated customers of Party B’s customers is a regular customer, the Agreement shall be governed by the corresponding threshold amount rules for the main industry of regular customers, assessment rules for regular customers and deposit processing rules for regular customers; if multiple subjects of Party B’s customers (including rejected and newly added returned customers) and the affiliated customers of Party B’s customers are all new customers, the Agreement shall be governed by the corresponding threshold amount rules for new customers and the deposit processing rules for new customers.

7. Newly Added Subject of Party B

If Party B intends to add a contracting subject of Party B under the Agreement, Party B shall submit a written application to Party A. With the written confirmation and consent of Party A, from the quarter where Party A confirms it, the actual amount invested by the newly added subject for Party B’s customers can be included in the actual amount invested by Party B and enjoy corresponding return policies as agreed herein. The actual amount invested by the newly added subject for Party B’s customers before the quarter of Party A’s confirmation date shall not be included in Party B’s actual investment amount, and no return policy agreed herein will be applicable. Party B promises that the newly added subject of Party B will perform its obligations and assume responsibilities in accordance with the Agreement, and Party B shall be jointly and severally liable to Party A for the performance of the Agreement by the newly added subject of Party B.

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8. Return Settlement and Consumption Rules

Party B confirms that: The prerequisites for disbursement of returned goods, the time, method and appeal for return settlement, recharge and consumption of returned goods under the Agreement shall be implemented by Party A and Party B’s customers in accordance with the following rules. Party B shall fully and truthfully inform Party B’s customers of all contents, especially the restrictions and conditions therein; otherwise, if Party B’s customers raise any objection or claim compensation from Party A/Party A’s affiliates due to this reason, Party B shall be responsible for coordinating and solving the problems, assuming all responsibilities and compensating losses caused to Party A and its affiliates.

(1) Return settlement and settlement methods

1) Prerequisites for disbursement of returned goods

Notwithstanding any contrary provisions hereunder, if any of Party B’s customers (including rejected and newly added return customers) and their affiliated customers has enjoyed extra return amount before the signing of the Agreement but has not yet returned it to Party A/Party A’s affiliates in cash, Party A has the right to temporarily withhold all the return amount enjoyed by Party B’s customers directly and through entrusted agents/service providers from disbursement. After Party A confirms that the goods have been returned, it will recharge for the temporarily withheld return amount. If the aforesaid return time is later than December 31, 2024, all the return amount temporarily withheld by Party A will be deducted and no payment will be made. The provisions of this article shall not affect Party A’s right to perform the assessment and take corresponding disposal measures in accordance with the Agreement, including but not limited to deducting the deposit.

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2) Time, method and appeal for return settlement

①  The return shall be settled on a quarterly basis. Party A and Party B shall calculate the pre-return amount of the previous natural quarter every quarter, and Party A will pay for the returned goods according to the return settlement statement confirmed with Party B’s customers. After the return amount is topped up and paid, it shall be deemed that Party B and its customers have enjoyed the return of goods.

②  If Party B’s customers have any objection to the industry type, advertising mode or business mode of bidding data promotion, they shall submit it to Party A before 9 days after the end of each quarter (15 days in the third quarter). If Party B’s customers have any objection to whether it belongs to Class II special industries or customers with special promotion authority, they shall submit it to Party A before the last natural day of each quarter. In case of any objection raised by other parties at the same time, the earlier one shall prevail. Party A will determine the objection according to the rules agreed in the Agreement. If Party B’s customers do not raise any objection within the aforesaid period, it shall be deemed that Party B and its customers have confirmed that the aforesaid information is correct, and Party B and its customers have no right to raise any objection later.

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③ Party B confirms that the single e-mail address designated by Party B’s customers: [*] and the Ocean Engine Workbench registered by this email address (website: https://business.oceanengine.com/) account (hereinafter referred to as the “Workbench Account”) is the only account under the Agreement to receive and confirm the return settlement statement (including relevant information and data of Party B’s customer subjects data promotion and return settlement) (including the return amount enjoyed by Party B’s customers directly and through Party B and other entrusted agents/service providers for bidding data promotion). The confirmation of the return settlement statement through the aforesaid designated email address and workbench account shall have legal effect and binding force on Party B and its customers. Party B’s customers shall confirm or raise objections through the aforesaid workbench account within 7 working days from the date of receiving the return settlement statement pushed by Ocean Engine Workbench; If Party B’s customer raises any objection, Party A will make a judgment according to the rules agreed in the Agreement based on the objection raised by Party B’s customer. After judgment, Ocean Engine Workbench will re-push the return settlement statement confirmed by both parties to Party B’s customer, and Party B’s customer shall confirm it with the aforementioned workbench account within 7 working days. If Party B’s customers do not raise any objection within the aforesaid period, it shall be deemed that Party B’s customers have confirmed that the return settlement statement is correct. Party A will top up the pre-return amount within 2 days after Party B’s customer confirms the settlement statement or the objection period expires, and Party B and Party B’s customers have no right to raise any objection later.

④  If Party B’s customers change the email address and workbench account for receiving the return settlement statement at the Ocean Engine Workbench, Party A will push the return settlement statement hereunder according to the changed email address and account number. If Party A requires Party B’s customers to provide written documents of changes, Party B and Party B’s customers shall cooperate in providing them. Party B and its customers shall bear all consequences caused by failure to notify the change in time.

⑤  The workbench account of Party B’s customers receiving the return settlement statement and the Ocean Engine workbench account that completes the certification (including organization subject certification and associated subject certification) in the name of Party B’s customers, and the confirmation and operation on matters related to Party B’s customer return policy at the Ocean Engine workbench have full legal effect and binding force on Party B’s customers.

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(2) Return amount viewing and consumption rules

1) Each subject of Party B’s customers can view the return amount and balance enjoyed by it in its account, while each subject of Party B’s customers can only view and consume the return amount and balance enjoyed by it under the accounts directly opened on Ocean Engine Advertisement Platform, OESA Platform, Ocean Engine Local Promotion Platform and Ocean Engine Star Map Platform respectively. The return amount in the accounts of Party B’s customers on each platform cannot be cross-viewed and cross-consumed. The return amount enjoyed by Party B’s customers directly and through entrusted agents/service providers for Ocean Engine Local Promotion, OESA Suixin Push and Xingguangliantou product cooperation will be topped up into the account actually consumed by Party B’s customers.

2) The viewing and consumption of return amount shall follow the principle of “one-to-one correspondence” between customers and entrusted agents/service providers, that is, each subject of Party B’s customers entrusts an agent or service provider to promote and enjoy return goods for the bidding data of such customer. In this case, each subject of Party B’s customers can only view the return amount enjoyed through the advertising by such agent or service provider in the account opened by such agent or service provider for corresponding Party B’s customers. And this part of the return amount shall be consumed first only when the agent or service provider promotes bidding data for Party B’s customers. For example, if multiple subjects of Party B sign the Agreement (Party B1 and Party B2) and customers of Party B include Customer 1 and Customer 2, Customer 1 can only view and consume the return amount that can be enjoyed through bidding of Party B1 through the account of Customer 1 registered by Party B1 for Customer 1. For the return amount that Customer 1 can enjoy through the bidding of Party B2, it can be consumed first when Party B2 bids for Customer 1, and it cannot be consumed when Party B1 bids for Customer 1.

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3) The returned goods are pre-consumed, that is, the return amount will be consumed first when Party B’s customers place bidding advertisements. When all the amount of returned goods has been consumed, the actual promotion expenses paid by Party B or its customers and other agents/service providers entrusted by Party B’s customers will be consumed.

4) Party B acknowledges and confirms that: The return amount obtained by Party B’s customers under the Agreement shall be consumed within 90 days from the date of receipt (the return amount in the fourth quarter shall be consumed before March 31, 2025), and shall not be postponed. The balance that have not been consumed when the 90-day period expires will be automatically cleared; If there is still an unused balance of returned goods in Party B’s customer account after 24:00 on March 31, 2025, it shall be deemed that Party B and Party B’s customers automatically give up. Party A has the right to clear the return amount, and Party B and Party B’s customers have no objection to this.

(3) Party B confirms that the return amount enjoyed by Party B’s customers based on the Agreement during the implementation of the Agreement policy:

1) In any case, it shall not be converted into cash or refunded. Each subject of Party B and each subject of Party B’s customers shall not transfer or sell it to a third party or other subjects of Party B.

2) It is only used for the promotion of bidding data of Party B’s customers, and shall not be used for the promotion of non-bidding data.

3) The return amount enjoyed due to the placement of news feed advertisements shall not be used for search advertising during bidding data promotion.

4) The return amount enjoyed due to the placement of search advertisements cannot be used for news feed advertising during bidding data promotion.

5) The return amount enjoyed by data promotion on Traffic Network Platforms such as Toutiao, Ixigua, Douyin Shorts and Fanqie Novel can only be used for bidding data promotion of these platforms; The return amount enjoyed by data promotion on the CSJ Traffic Network Platform can only be used for data promotion of CSJ platform.

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6) The return amount enjoyed by bidding data promotion on Ocean Engine Advertisement Platform can only be used for its own promotion of bidding data, and the return amount enjoyed for the promotion of bidding data on OESA Platform can only be used for its own promotion of bidding data. The return amount enjoyed by bidding data promotion on Ocean Engine Local Promotion Platform can only be used for its own promotion of bidding data, and the return amount enjoyed by advertising of Xingguangliantou products can only be used for their own advertising on Ocean Engine Star Map Platform.

7) If Party B’s customers intend to transfer the remaining return amount, they shall strictly follow the procedures and guidelines of Ocean Engine Workbench or Platform at that time and Party A’s requirements. However, under no circumstances can the amount be transferred to other subjects other than Party B’s customers. The return amount after transfer shall still be consumed and used in accordance with the Agreement. The specific transfer rules and use restrictions shall be subject to the display and notification of Ocean Engine Workbench or Platform.

Article IV Guarantee Deposit

1. Amount and Purpose of Guarantee Deposit

(1) Party B Jinan Yanling Biotechnology Co., Ltd. shall pay a deposit (hereinafter referred to as “Party B’s deposit”) to Party A Beijing Haoxi Digital Technology Co., Ltd. at 1.00% of the target amount in 2024 before March 18, 2024, that is, RMB five hundred thousand Yuan only (in figures: RMB 500,000.00 Yuan). The account of Party A is as follows:

Account name: Beijing Haoxi Digital Technology Co., Ltd.

Bank of Deposit: Beijing East 3rd Ring Middle Road Branch, China Construction Bank

Bank account No.: 11050110071200000200

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(2) Party B’s deposit is required to ensure that: 1) the target amount in 2024 is achieved and greater than or equal to the actual investment amount in 2023 and the corresponding threshold amount of main industries; 2) it can be deducted from the return amount enjoyed by Party B’s customers directly and through Party B and other entrusted agents and/or service providers; 3) Party B, Party B’s customers and other agents and/or service providers entrusted by Party B’s customers (if any) fully perform the cooperation agreement signed with Party A and/or its affiliates on the Data Promotion Services and Ocean Engine Xingtu Services.

(3) The actual investment amount of Party B that has been generated before the quarter that contains the full payment date of Party B’s deposit can only be included in the actual investment amount of 2024, but will not be involved in the calculation and enjoyment of return policy. The actual investment amount of Party B in the quarter that contains the full payment date of Party B’s deposit and thereafter can be included in the actual amount in 2024, and it can also enjoys the return service according to the Agreement. For example, if Party B’s deposit is fully paid on April 10, 2024, the actual investment amount of Party B in the first quarter can only be included in the actual investment amount in 2024, but no return policy will be applicable, and so forth for other quarters.

(4) Before Party B’s deposit is paid in full, if Party B has cooperated with Party A and/or its affiliates based on other signed contracts, Party A and/or its affiliates have the right to suspend or terminate the performance of the projects under the cooperation agreement signed with Party B (including coordinating the data promotion or task suspension release under Party A’s affiliates) without bearing any liability for breach of contract/compensation.

2. Deduction of deposit

(1) If the actual investment amount in 2024 is lower than the corresponding threshold amount (inclusive) of the main industry agreed in the Agreement or lower than the actual investment amount in 2023 (if any), Party A will deduct all the deposit from Party B and not refund it, and Party B and its customers shall not enjoy any return policy agreed in the Agreement or similar agreements (including the return amount enjoyed by Party B’s customers through other entrusted agents and/or service providers). If Party B and its customers have enjoyed the pre-return, Party A has the right to cleared the amount of return goods that have not been consumed by Party B’s customers. For the difference between the return amount that Party A has topped up to Party B’s customers and the aforesaid cleared return amount, Party A has the right to deduct it from Party B’s cash balance and if it is insufficient or cannot be used for deduction, Party B shall pay to Party A by bank transfer or other means within the time specified by Party A.

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(2) If the actual investment amount in 2024 is not less than the corresponding threshold amount (inclusive) of the main industry agreed herein and not less than the actual investment amount in 2023 (if any, inclusive), both parties confirm that the deposit shall be handled as follows (applicable to new customers):

1) If the target amount in 2024 is achieved, Party B’s deposit will not be deducted;

2) If the target amount in 2024 is not achieved, if Party B’s achievement rate is higher than 90% (inclusive), Party A will deduct 50% of the deposit from Party B and will not refund it. If Party B’s achievement rate is lower than 90%, Party A will deduct all the deposit from Party B.

(3) If the actual investment amount in 2024 is not less than the corresponding threshold amount (inclusive) of the main industry agreed herein and not less than the actual investment amount in 2023 (if any, inclusive), both parties confirm that the deposit shall be handled as follows (applicable to regular customers):

1) If the target amount in 2024 is achieved, Party B’s deposit will not be deducted;

2) If the target amount in 2024 is not achieved, if Party B’s achievement rate is higher than 70% (inclusive), Party A will deduct Party B’s deposit × (1-Party B’s achievement rate) and will not refund such amount. If Party B’s achievement rate is lower than 70%, Party A will deduct all Party B’s deposit.

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(4) If Party A deducts or partially deducts the deposit of Party B in accordance with the above agreement, the deducted deposit shall not be used to offset the extra pre-return amount (if any) enjoyed by Party B’s customers. However, if there is any remaining deposit, Party A may still deduct the extra pre-return amount directly enjoyed by Party B’s customers and through agents/service providers from the remaining deposit.

(5) Handling of violations

1) If there is frame splicing produced by Party B and/or Party B’s customers during the implementation of the Agreement (the frame splicing situation and judgment shall be subject to the determination of Party A/Party A’s affiliates), it shall be deemed as a serious breach of contract by Party B, and Party A will deduct all the deposit from Party B without refund, and no return policy agreed in the Agreement or similar agreements hereto, will be applicable to Party B and Party B’s customers. If Party B’s customers have already enjoyed the return of goods, Party A has the right to clear the amount of returned goods that have not been consumed by Party B and its customers. For the difference between the return amount that Party A has topped up to Party B’s customers and the aforesaid cleared return amount, Party A has the right to deduct it from Party B’s deposit and Party B’s cash balance, and if it is insufficient or cannot be used for deduction, Party B shall pay to Party A by bank transfer or other means within the time specified by Party A.

2) If Party B and/or Party B’s customers violate the provisions agreed in the cooperation agreement or platform rules and relevant management regulations, Party A and/or its affiliates may directly deduct the service fees, liquidated damages or compensation that should be paid by Party B and Party B’s customers from the deposit hereunder, and the amount of promotion fee equivalent to the “actual investment amount of the irregular account in the current month” shall not be included in any amount agreed herein and no return policy will be applicable. If Party B and its customers have already enjoyed the return of goods, Party A has the right to deduct the aforesaid return amount from Party B’s deposit, Party B’s customer return balance or cash balance. If, through above deposit and balance are insufficient or cannot be used for deduction, Party B shall pay the extra return difference to Party A by bank transfer or other means within the time specified by Party A. The “actual investment amount of irregular account in the current month” shall be subject to relevant platform management specifications.

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3. Refund of deposit

If there is still balance in the Party B’s deposit after being deducted by Party A according to the Agreement (if any) upon the expiration of the policy implementation period of the Agreement, and if Party B has not paid any amount under the cooperation agreement, Party B agrees to use the balance of Party B’s deposit to deduct the promotion fee payable by Party B (Party A has the right to give priority to using the balance of Party B’s deposit to offset the payment that expires earlier); If Party B has no unpaid amount under the cooperation agreement (regardless of whether the payment period has expired), the balance of Party B’s deposit can be refunded by Party A without interest or used for Party B’s data promotion expenses or continued as the deposit in 2025; If it is used as the data promotion expenses or deposit in 2025, both parties shall sign a separate agreement for confirmation; If Party B chooses to refund the deposit without interest, it will be returned to Party B within 60 days after the cooperation between both parties is completed and Party A receives the Refund Application Letter or other written documents signed by Party B in accordance with Party B’s original payment method.

Article V Representation and Warranties

1. If Party B’s customers involve multiple subjects, based on the fact that all subjects of Party B’s customers are affiliated customers that meet the provisions of the Agreement, in order to promote the cooperation between Party A and Party B and Party B’s customers, multiple subjects of Party B’s customers can jointly calculate the actual investment amount in 2024 and enjoy the return policy agreed in the Agreement. Accordingly, Party B and its customers understand and agree that Party B’s customers shall ensure the stability of association relationship of all Party B’s customer subjects during the implementation period of the Agreement. In case of any change due to one or more subjects of Party B’s customers not having such relationship as agreed herein, the actual investment amount of Party B’s customer subjects without association relationship from the quarter of the change date will no longer be accumulated into the actual investment amount in 2024 and the subjects will no longer enjoy the return of goods. If Party B fails to complete the target amount agreed in the Agreement due to the above circumstances, Party B shall not plead and be exempted from assuming the liabilities stipulated in the Agreement, and Party A shall still have the right to deduct the deposit and recover the excess return amount according to the Agreement.

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2. Party B acknowledges and confirms that the premise for Party B and its customers to enjoy the return policy of the Agreement is that they are in normal operation and meet the requirements stipulated by laws and regulations that Party B and its customers can carry out services under the cooperation agreement. In case of business suspension, business license revocation/term expiration, dissolution, bankruptcy (bankruptcy petition), cancellation, reorganization or liquidation and other circumstances that may affect the normal existence and operation of Party B or its customers:

(1) In case of Party B’s business suspension, business license revocation/term expiration, dissolution, bankruptcy (bankruptcy petition), cancellation, reorganization or liquidation and other circumstances that may affect Party B’s normal existence and operation, Party A has the right to take corresponding measures in accordance with the cooperation agreement, including but not limited to immediately closing the account opened by Party B on Ocean Engine Ark platform and offline the materials being put, etc. At the same time, the Agreement is automatically terminated. The return of goods enjoyed by Party B’s customers through entrusting Party B for data promotion will not be used, and Party B has no right to require Party A and its affiliates to transfer the returned goods to other accounts or subjects, or request exchange or compensation.

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(2) In case of business suspension, business license revocation/term expiration, dissolution, bankruptcy (bankruptcy petition), cancellation, reorganization or liquidation and other circumstances that may affect the normal existence and operation of Party B’s customers, Party A has the right to immediately close all or part of the accounts of Party B’s customers, offline the materials being put, and the Agreement will be automatically terminated. Party B’s customers no longer enjoy any return goods and the returned goods in Party B’s customer account (whether they are topped up to Party B’s customer account before or after the termination of the Agreement) cannot be used. Party B has no right to require Party A and its affiliates to transfer the returned goods to other accounts or subjects, or request exchange or compensation.

(3) If Party B or Party B’s customers are unable to complete the target amount of the Agreement due to the above circumstances, Party B shall not plead and be exempted from assuming the responsibilities stipulated in this Agreement, and Party A shall still have the right to deduct the deposit and recover the excess return amount according to the Agreement.

(4) Party B agrees that any loss caused to Party B or any liability claimed by Party B’s customers due to the above circumstances shall be borne by Party B itself, which does not constitute breach of the Agreement by Party A. Party B has no right to claim against Party A for the return amount of goods or request any compensation/indemnity.

3. Party B confirms that the amount of returned goods hereunder shall be consumed and used only in accordance with the restrictions agreed herein when Party B’s account and Party B’s customer account can be operated and put normally. The data promotion and advertising of Party B and Party B’s customers using the return amount shall be carried out in accordance with the corresponding cooperation agreement.

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4. Party B acknowledges and confirms that: Party B shall abide by the provisions of the cooperation agreement and corresponding laws, regulations and platform rules in carrying out data promotion and advertising to Party B’s customers, as well as to Party B’s customers directly or through other agents/service providers. If Party B or Party B’s customer violates laws, regulations, platform rules or cooperation agreement provisions, resulting in the account of Party B or Party B’s customer being subject to restrictive measures and unable to complete the target amount of the Agreement or use the returns, Party B and its customers shall bear the relevant losses on their own and shall not be exempted from the responsibilities agreed in the Agreement according to this defense. Party A still has the right to deduct the deposit and recover the excess amount of the returns as agreed in the Agreement.

5. Party B confirms that the term “deduction of the return balance of Party B’s customers” under the Agreement means that Party A has the right to deduct from all the return balance in Party B’s customer account. If any dispute or controversy occurs between Party B and Party B’s customers due to the deduction of the above-mentioned return balance, it shall have nothing to do with Party A and its affiliates, and shall be settled by Party B and Party B’s customers themselves.

6. Party B confirms that the “deduction of cash balance” under the Agreement means that Party A has the right to deduct from all cash balance in the account opened by Party B on the Ark Platform of Ocean Engine and in the account of customers represented/serviced by Party B.

Article VI Liabilities for Breach of Agreement and Exemptions

1. If Party B commits any of the following breaches, Party A shall have the right to unilaterally terminate the Agreement:

(1) Party B violates the confidentiality provisions of the Agreement and/or the protection requirements of users’ personal information, migrates, copies, disseminates, transfers, licenses, or by any means discloses, allows, or provides others to use in trade secrets, software, data and other information contents of Party A and its affiliates, or engages in any commercial or operating activities;

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(2) Party A’s performance of the Agreement is of no practical significance due to other serious breaches of agreement and violation of regulations by Party B.

2. Unless otherwise expressly agreed in the Agreement, the return amount agreed under the Agreement can only be used by the respective parties of Party B’s customers in accordance with the manner agreed herein. Without Party A’s prior written consent, Party B and its customers shall not use the return amount agreed under the Agreement for promotion of any other third party through resale, transfer or any other means. If Party B or its customers violate the aforesaid agreement, Party B shall pay Party A the amount of returns used in violation as liquidated damages within 5 working days from the date of written notice from Party A. At the same time, Party A has the right to terminate the Agreement in advance and deduct Party B’s deposit in full without refunding it.

3. Exemptions:

Party B and its employees shall not cause any actual or potential damage or conflict to the interests, goodwill and brand image of Party A and its affiliates. Otherwise, Party A has the right to terminate the Agreement immediately after notifying the infringer in writing without bearing any liability for breach of agreement.

Article VII Supplement, Modification, and Dissolution of Agreement

1. For matters not covered in the Agreement, Party A and Party B may sign a written supplementary agreement through negotiation. The written supplementary agreement sealed by both Parties shall have the same legal effect as the Agreement.

2. During the execution of the Agreement, Party A shall have the right to terminate the Agreement without bearing any liability for breach of agreement by issuing a prior written notice to Party B at least one month in advance.

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3. Whether the Agreement is terminated in advance or not, the Parties shall complete the financial settlement and clarify their respective responsibilities. If Party B terminates the Agreement without authorization and causes losses to Party A, Party B shall compensate Party A for all losses.

4. If any clause in the Agreement is or becomes invalid or unenforceable in whole or in part for violating the law or governmental regulations or otherwise, such clause shall be deemed deleted. However, the deletion of this clause shall not affect the legal effect of other clauses of the Agreement.

Article VIII Binding Effect and Miscellaneous

1. The notification methods agreed in the Agreement include but are not limited to mailing, e-mail sending or platform publicity, notice and sending in-site messages at the addresses agreed in the Agreement and the cooperation agreement.

2. In case of any conflict between the Agreement and the cooperation agreement signed by Party A and Party B, the Agreement shall prevail. For matters not covered in the Agreement, the cooperation agreement signed by both Parties shall still prevail.

3. The Agreement is an agreement with effective conditions, and shall come into effect after Party B pays the corresponding amount of deposit to Party A in accordance with the Agreement. The Agreement shall not have legal effect until Party B’s deposit is paid in full.

4. The Agreement is made in duplicate, one for Party A and one for Party B, and each copy shall have the same legal effect.

(The remainder of this page is intentionally left blank)

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(This page is the signature page of the Bidding Data Promotion Rebate Agreement)

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Party A: Beijing Haoxi Digital Technology Co., Ltd.

(Seal of the Service Provider)

[Affixed with Company Stamp]

Date: January 01, 2024

Party B: Jinan Yanling Biotechnology Co., Ltd.

Jinan Western Biotechnology Co., Ltd.

Jinan Modern Health Service Co., Ltd.

Jinan Xieda Biotechnology Co., Ltd.

Jinan Chang’an Health Technology Co., Ltd.

Jinan Wuzhou Health Technology Co., Ltd.

Jinan Fuda Health Technology Co., Ltd.

Jinan Modern Scar Medical Technology Center

(Seal of the Customer)

[Affixed with Company Stamp]

Date: January 01, 2024

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The Annex is an integral part of the Bidding Data Promotion Rebate Agreement (“Rebate Agreement”) signed by Party A and Party B. Party A has the right to adjust the Annex from time to time according to changes in relevant laws and regulations, as well as Party A’s business strategy and needs. Party B expressly understands and agrees that Party A will notify Party B of the adjusted contents by e-mail, platform notice/in-site message or other reasonable means. The specific changes shall be subject to the latest notice from Party A or the platform. In case of any relevant disputes, the latest version shall prevail. If Party B disagrees with the adjusted contents, it may send a written notice to Party A to terminate the Rebate Agreement within two working days after receiving Party A’s notice, and both Parties shall terminate the agreement in accordance with the Rebate Agreement.

If both Parties confirm to terminate the Rebate Agreement due to the above reasons, the Parties agree to implement as follows: 1) If Party B and its customers have enjoyed pre-return based on the Rebate Agreement before the termination of the Rebate Agreement, Party A has the right to deduct it from Party B’s deposit, Party B’s customer return balance or cash balance. If the above methods are not sufficient for deduction or cannot be deducted, Party B shall pay the excess return difference enjoyed by its customers to Party A by bank transfer or other means within the time specified by Party A; 2) Party B’s deposit will not be deducted due to failure to complete the 2024 target amount and/or Party B’s target amount, and both Parties shall deduct and refund the deposit according to other agreements in the deposit clauses of the Rebate Agreement.

I. Industry, Advertising Model, Customer Attributes Division and Implementation Basis

1. Meaning of advertising model

Traffic attracting e-commerce: refers to the form of bidding advertising in which the landing page and all subsequent links in the promotion content jump to a third-party e-commerce platform (including JD, Alibaba, Pinduoduo, WeChat mini program, Vipshop, etc., including web pages and APPs) for the purpose of completing transactions.

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2. Division of industry categories and customer attributes

(1) Category A includes the following industries: Game industry (except chess and card board games); Software tools, utility tools, multimedia processing and other tool software in the tool software industry; Film and television variety show audio-visual production, digital copyright, online audio-visual, other media information, online novels and short dramas in the media information industry; Cross-border 2C e-commerce in the retail industry; Sports and fitness in sports and recreation industry; Social organizations and other social publics in the social public sector; Other means of transport; Delivery services and emotional counselling in local service.

(2) Category B1 includes the following industries: Physical book industry; Beauty industry; the financial industry (other than loan services, financial management training and futures); Comprehensive 2C e-commerce, comprehensive offline retail, comprehensive 2B e-commerce, other retail and vertical 2B e-commerce in the retail industry; Communication equipment in the communication industry; Cultural and artistic collections, stationery toys and gifts, musical instruments, indoor entertainment, sports goods, outdoor supplies and recreation offline retail in the sports and recreation industry; Education industry (excluding financial management training and new media operation training); Non-motor vehicle manufacturers in vehicles, aftermarket of vehicles and non-motor vehicle dealers; Agriculture, forestry and agricultural materials in agriculture, forestry, animal husbandry and fishery industries; Chemicals in the chemical and energy industries; Electronic devices, instruments and meters and electrical engineering in the electronic and electrical industry; Tool accessories in the mechanical equipment industry.

(3) Category B2 includes the following industries: Automobile industry, daily chemical industry (except special cosmetics), 3C and electrical appliance industry; Food and beverage industry; Apparel and accessories industry; Maternal, infant and pet industry; Safety and security in the business service industry; Household general merchandise, household decoration accessories, home decorations, house lighting sources, household hardware, bedding, household fabric and household electrical engineering in the furniture and building materials industry.

(4) Class C1 covers the following industries: real estate; logistics; media service providers, television stations and broadcasters in the media information industry; performance ticketing and derivatives, sports events and venues, lottery, outdoor entertainment and other recreational and sporting entertainment in the culture, sports and entertainment industry; investment attraction and franchise (except the joint exhibition platform for investment attraction and franchise); government cultural tourism, government science, education and sanitation, government environmental safety and religion in the social public industry; aircraft manufacturers, ship manufacturers, motorcycle manufacturers, functional vehicle manufacturers and motorcycle distributors in the transportation industry; fisheries, livestock, agriculture and forestry services, livestock feed/additives and other agricultural, forestry, animal husbandry and fishery industries; hazardous chemicals, food and chemical materials, other chemicals, fuel energy, electric power energy, new energy, mineral resources, pollution treatment, waste recycling, energy conservation and other chemicals and energy in the chemical and energy industries; electrotechnical machinery and other electrotechnicians in the electronic and electrical industries; offline retail of general mechanical equipment, agricultural and forestry machinery, mineral machinery, construction machinery, chemical machinery, timber and stone processing machinery, machine tool and machinery, commercial equipment, basic machinery, food machinery, cleaning and ventilation equipment, other mechanical equipment and mechanical equipment in the mechanical equipment industry; integrated life service platform, convenience services, housekeeping services, nursing services, photography, beauty and hairdressing, recycling sales, leasing services, immigration services, marriage services and wedding platform in the local service industry.

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(5) Class C2 covers the following industries: travel and tourism; catering services; packaging and printing, intermediary services, management consulting, advertising services, exhibition services, design, accounting and taxation, legal services and other business services in the business service industry; home decoration materials, furniture, other home building materials, offline retail of home building materials and home decoration platform.

(6) Class D: referring to platform customers, i.e. those who realize generation, browsing and interaction of information by building a platform. During promotion, these customers not only promote their own brands but also products or services of other brands, depending on the platform.

(7) Class E, referring to special cooperation customers, including

1) Customers of Class I special industries, covering: medical and health; financial training and new media operation training in the education industry; financial planning training and futures in the financial industry; agency operation services in the business service industry; marriage and love services in the local service industry.

2) Customers of Class II special industries, referring to the customers specially admitted by the platform for cooperation, mainly covering: breast enhancement and bodybuilding in the daily chemical products industry - special cosmetics industry of daily chemical products; lending services in the financial industry (other than consumer finance); recruitment services and live recruitment streaming in the business service industry - human resources service industry; waterproofing and leakage repair in decoration design and engineering service industry in home building materials industry; benefit card in the media information industry - information industry; social communication APP in the social communication industry; e-commerce for fashion & fun and blind box in the culture, sports and entertainment industry - culture, sports and entertainment e-commerce industry; chess and card, and board role-playing games (fishing game) in the game industry - chess and card, and board role-playing games; telecommunication operators, other communications and virtual operators (direct promotion by others than operators only) in the communication industry; naming and calculation in the local service industry - other local service industries. The list of customers of Class II special industries shall be subject to the confirmation on the platform.

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3) Customers with special promotion authority: referring to the industries with special admittance during WeChat promotion, such as primary industries of medical and health care, finance, food and beverage, clothing accessories and beauty makeup; secondary industries of special cosmetics of daily chemical products, cultural and artistic collections, beauty and hairdressing, travel agencies, digital copyright and information The list of customers with special promotion authority shall be subject to the confirmation on the platform.

II. Scope of Related Customers

If different subjects have the following relations and are successfully reported as related customers on the platform or in the system designated by Party A/Party A’s affiliates, these subjects shall be identified as related customers under the Rebate Agreement. This shall be subject to the actual identification on the platform:

1. If the shareholders of Company A and Company B are identical, or these companies have more than 1 (inclusive) same shareholder, and the cumulative equity proportion of such same shareholder is not less than 50%, companies A and B are deemed to be related;

2. If Company A holds 100% of the shares in Company B, companies A and B are deemed to be related;

3. If companies A and B exist in the form of head office and branch, companies A and B are deemed to be related;

4. If Company A and Company B belong to the same group company (subject to public financial statements or public prospectus or identification on the platform for the group company), companies A and B are deemed to be related;

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5. If Company A holds 100% of the shares in Company B, and Company B is subordinate to Group Company C, companies A, B and C are deemed to be related;

6. If the operator of Individual Business A is also the majority shareholder of Company B (with the equity proportion not less than 50%), and there is an association relationship between A and B; or if the operator of Individual Business A is also the operator of Individual Business B, individual businesses A and B are deemed to be related.

III. Rules for Identification of Business Model

1. Rules for identification of business model on Ocean Engine Advertisement Platform

(1) Brand advertisement: If the subject of an advertisement, the subject of Douyin account (if any) used in the advertisement and the brand subject of the product promoted by the advertisement are same, the brand advertisement is identified.

(2) Distribution advertisement: If the subject of an advertisement, the subject of Douyin account (if any) used in the advertisement and the promoted subject are same, but the brand subject of the product promoted by the advertisement is different from these subjects, the distribution advertisement is identified, unless otherwise agreed in the assortment advertisement.

(3) Assortment advertisement: a. If the subject of an advertisement, the subject of Douyin account (if any) used in the advertisement and the promoted subject are same, but there is no brand information for the product promoted by the advertisement, the assortment advertisement is identified. b. If the subject of an advertisement, the subject of Douyin account (if any) used in the advertisement and the promoted subject are same, but the brand subject of the product promoted by the advertisement is different from these subjects, and the subject of the advertisement has opened a store of the personal, individual or corporate type on the Douyin store platform and implemented the assortment advertisement plan on Ocean Engine Shopping Ads Platform, the assortment advertisement is identified.

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(4) Agency advertisement: a. If the subject of an advertisement and the subject of Douyin account (if any) used in the advertisement are same, but the former is different from the promoted subject and the brand subject of the product promoted by the advertisement or there is no brand information for the product promoted by the advertisement, the agency advertisement is identified. B. If the subject of an advertisement and the subject of Douyin account used in the advertisement are different, and the subject of the Douyin account is not the KOL resident on Ocean Engine Xingtu Platform, the agency advertisement is identified.

(5) KOL advertisement: If the subject of an advertisement and the subject of Douyin account used in the advertisement are different, but the subject of the Douyin account is the KOL resident on Ocean Engine Xingtu Platform, the KOL advertisement is identified.

2. Rules for identification of business model on Ocean Engine Shopping Ads Platform

(1) Brand promotion plan: If the subject of a promotion plan, the store subject promoted by the plan, the subject of Douyin account (if any) used in the plan and the brand subject of the product promoted by the plan are same, the brand promotion plan is identified.

(2) Distribution plan: If the subject of a promotion plan, the store subject promoted by the plan and the subject of Douyin account (if any) used in the plan are same, but the brand subject of the product promoted by the plan is different from all or part of such subjects, under the circumstance that the types of store subject promoted by the plan exclude individual stores, personal stores and corporate stores, the distribution plan is identified.

(3) Assortment plan: a. If the subject of a promotion plan, the store subject promoted by the plan and the subject of Douyin account (if any) used in the plan are same, but the brand subject of the product promoted by the plan is different from all or part of such subjects, under the circumstance that the types of store subject promoted by the plan include individual stores, personal stores and corporate stores, the assortment plan is identified.; b. If the subject of a promotion plan, the store subject promoted by the plan and the subject of Douyin account (if any) used in the plan are same, but there is no brand information of the product promoted by the plan, the assortment plan is identified.

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(4) Agency promotion plan: If the subject of a promotion plan is different from the store subject promoted by the plan and the subject of Douyin account (if any) used in the plan, but the store subject promoted by the plan and the subject of Douyin account (if any) used in the plan are same, the agency promotion plan is identified.

(5) KOL plan: If the store subject promoted by a plan is different from the subject of Douyin account used in the plan, the KOL plan is identified.

(6) If a Douyin account only promotes the stores of the same related group or products in these stores in the past 180 days (including the natural data traffic), it shall be deemed that the subject of the Douyin account is same as the store subject. In this case: a. If these subjects are also same as the subject of the promotion plan, it may be identified as a brand promotion plan, a distribution plan or an assortment plan according to the type of the store promoted and the brand of the product promoted; b. If these subjects are different from the subject of the promotion plan, the agency promotion plan is identified.

3. Other descriptions of rules for identification of business model

(1) The “same subject” in the business model rules shall be interpreted according to the definition of related customers, that is, if two or more subjects meet the related customers agreed in the Rebate Agreement, they shall be deemed as the same subject. The list of related customers in the business model rules shall be dynamically updated during the term of the Rebate Agreement, subject to the actual identification on the platform.

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(2) Identification of brand information and type of store: The brand information in the business model of Ocean Engine Advertisement Platform shall be subject to the information on the trademark registration certificate of the product promoted; the brand information of the product promoted in the business model of Ocean Engine Shopping Ads Platform shall be subject to the brand information of the product submitted by the store subject on the Douyin store platform, and reviewed and confirmed on such platform. The type of store shall be subject to the identification on the Douyin store platform.

(3) The promoted subject in the business model of Ocean Engine Advertisement Platform refers to the actual provider of goods and/or services promoted by the advertisement.

(4) The specific type of business model for the data promotion implemented by customers shall be subject to the labels and corresponding data displayed and published on the platform.

(5) If Ocean Engine Advertisement Platform and Ocean Engine Shopping Ads Platform update or adjust the rules for identification of business model, the latest rules published on these the platform shall prevail.

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